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                                                                   Exhibit 23.02

                        CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 14, 1999, except as to Note 11, which is as of September 9, 1999, relating to the financial statements of Silicon Image, Inc., which appears in Silicon Image, Inc.'s Registration Statement on Form S-1 (File No. 333-83665).


/s/ PricewaterhouseCoopers LLP

San Jose, California
October 4, 1999